UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 8, 2009
Date of Report (Date of earliest event reported)

POWER AIR CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-51256	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4777 Bennett Drive, Suite E, Livermore, California	94551
(Address of principal executive offices)	(Zip Code)

(925) 960-8777
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2009, the Board of Directors of Power Air Corporation (the "Company") accepted the resignation of Don Ceci as a director of the Company.

As a result of the Board of Director's acceptance of Mr. Ceci's resignation, the Company's current officers and directors are as follows:

Name	Position
Hak Jin Kim	President, Secretary, Chief Executive Officer, Chief Financial Officer and a Director
H. Dean Haley	Director
Paul D. Brock	Director
Stephen Harrison	Director
William Potter	Director
Jahong Hur	Director
Joon Soo Shin	Director

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER AIR CORPORATION
Date: June 11, 2009.	/s/ Hak Jin Kim ____________________________ Name: Hak Jin Kim Title: President, Secretary, CEO, CFO and a Director

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